(LOGO)

Annual Report
December 31, 1999

Prudential
Tax-Free Money Fund, Inc.

(LOGO)

A Message from the Fund's President      February 3, 2000
(PHOTO)

Dear Shareholder,
Yields on municipal money market securities fluctuated widely during 1999, buffeted by a periodic imbalance in the supply of, and demand for, these securities, as well as the Federal Reserve's effort to slow U.S. economic growth by repeatedly increasing a key short-term interest rate. Prudential's Money Market Sector team worked to anticipate these changes in U.S. monetary policy, and acted quickly to identify and take advantage of good investment opportunities. As a result, Prudential Tax-Free Money
Fund maintained a $1 net asset value per share and provided a competitive tax-exempt return in 1999.

The following report takes a closer look at developments in the municipal money market during 1999, and explains how the Fund was positioned accordingly.

High-quality investments to help reduce risk
Having a conservative, high-quality investment alternative, such as a money market fund, made good sense for most investors amid the highly volatile conditions in financial markets during 1999. Indeed, most investors should have a money market fund. For any of life's unexpected events, it is comforting to have quick access to your money and an investment vehicle that provides safety of principal and liquidity.

Thanks for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
PresidentPrudential Tax-Free Money Fund, Inc.

Performance Review

(PHOTO) (PHOTO)

Portfolio managers Joseph Tully (Money Market
[Sector] Team Leader) and Richard S. Lynes

Investment Goals and Style
Prudential Tax-Free Money Fund seeks the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. The Fund invests in a diversified portfolio of high-quality, short-term municipal bonds issued by state and local governments, territories and possessions of the United States, and by the District of Columbia.
Maturities can range from one day to a maximum of 13 months. We purchase only securities rated in one of the two highest rating categories by at least two major rating agencies or, if not rated, deemed to be of equivalent quality by our credit research staff.
There can be no assurance that the Fund will achieve its investment objective.

Coping with a supply/demand imbalance
Participants in the municipal money market had to contend with two major trends throughout 1999--a dwindling supply of eligible securities and the Federal Reserve's repeated efforts to curb U.S. economic growth and avoid higher inflation. Of the two, the risk posed by the shortage of municipal money market securities was of greater concern to us. $36.9 billion in municipal notes were issued in 1999. This total was above the $34.8 billion sold in 1998, but was still well below the $46.3 billion issued in 1997. Meanwhile, assets in tax-free money market funds soared $14.83 billion, or 8.0%, in 1999, according to IBC Financial Data, Inc.

Strategically speaking, we aimed to avoid having to invest large amounts of the Fund's money during times when strong demand and a dearth of municipal money market securities drove yields on these securities lower (and their prices higher). Therefore, we moved quickly to take advantage of good buying opportunities, such as those that arose during the tax season of 1999.

Tax-season buys enhanced the Fund's yield
In late April and early May 1999, portfolio managers (including us) sold municipal money market securities to satisfy shareholder liquidity needs that occurred as cash was withdrawn from mutual funds to pay taxes. Amid this flurry of sales, securities cheapened. We were able to purchase attractively priced, insured municipal bonds maturing in six months to one year as an alternative to the more conventional tax-exempt money market securities. These insured, short-term municipal bonds also provided solid yields to compensate for the fact that they are typically issued in smaller-sized blocks. Most portfolio managers prefer to buy larger blocks of bonds because they are easier to sell. But owning smaller- and moderate-sized blocks of insured short-term bonds worked well for us because we plan to hold them until maturity.

FOMC tried to curb U.S. economic growth
As the spring of 1999 continued, municipal money market yields climbed even further in anticipation of an increase in the federal funds rate, which is the rate U.S. banks charge each other for overnight loans. The Federal Open Market Committee
(FOMC) had recently released a statement indicating it was leaning toward increasing this rate to slow U.S. economic growth and prevent a build-up in inflation. The FOMC tries to restrain inflation because it hurts nearly every one, but particularly those on fixed incomes whose buying power declines if their incomes are not adjusted for the increase in prices.

Bridging over the "July effect"
We took advantage of the continued rise in municipal money market yields from mid-May through June 1999 by purchasing securities maturing in six months to one year. In hindsight, the Fund would have derived greater benefit if we had invested more money in June. At that time, yields were higher because many state and local governments issued tax-exempt notes as their budgets were set at their fiscal year ends.

Nevertheless, our purchases helped the Fund bridge over the seasonal drop in municipal money market yields that occurred in early July, known as the "July effect." Yields declined as the supply of securities shrank because investors raced to reinvest money received from coupon payments and maturing bonds. The imbalance of supply and demand was strong enough to push yields lower in early July even though the FOMC had just hiked the federal funds rate by a quarter of a percentage point to 5.00% on June 30, 1999.

Performance at a Glance
Fund Facts                            As of 12/31/99
                                           7-Day         Net Asset     Weighted Avg.   Net Assets
                                       Current Yield*   Value (NAV)   Maturity (WAM)   (Millions)
Prudential Tax-Free Money Fund, Inc.       3.48%           $1.00          67 Days         $180
IBC Financial Data Tax-Free
Money Fund (SB & GP) Avg.**                3.68%           $1.00          44 Days         N/A

Taxable Equivalent Yield*                      As of 12/31/99
                                       @31%    @36%    @39.6%
Prudential Tax-Free Money Fund, Inc.   5.04%   5.44%   5.76%
IBC Financial Data Tax-Free
Money Fund (SB & GP) Avg.**            5.33%   5.75%   6.09%

Note: Yields will fluctuate from time to time, and past performance is not indicative of future results. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

*Some investors may be subject to the federal alternative minimum tax (AMT).

** International Business Communications (IBC) Financial Data reports a seven-day current yield, NAV, and WAM on Mondays. This is the data of all funds in the IBC Tax-Free Money Fund (Stock Broker (SB) & General Purpose (GP)) Average category as of December 27, 1999, the closest date to the end of our reporting period.

Tax-Free Money Fund Yield Comparison
(GRAPH)

Review Cont'd.

August brought an increased supply of newly issued municipal money market securities and a second change in monetary policy that lifted the federal funds rate to 5.25%. Both developments helped push municipal money market yields higher, which created many attractive buying opportunities. We purchased one-year notes of Franklin, Wisconsin School District, as well as tax-exempt commercial paper. These purchases helped to lengthen the Fund's weighted average maturity (WAM), which is a measurement tool that determines a portfolio's sensitivity to changes in the level of interest rates.

A difficult choice
The Fund's WAM remained longer than that of its competition throughout the rest of 1999. Having a longer WAM in October and early November reduced the Fund's buying opportunities because it meant we had less money to invest in higher-yielding securities that became available after the federal funds rate was increased to 5.50% on November 16, 1999. But we stuck with this strategy through December because the longer WAM would help insulate the Fund from the next major seasonal decline in municipal money market yields that typically occurs at the beginning of the new year. (It is known as the "January effect.")

In December, we also purchased very short-term securities to enable the Fund to accommodate the normal year-end shareholder liquidity needs and any additional withdrawals that might occur out of concern that computers could malfunction when their internal dates switched from 1999 to 2000. As it turned out, financial markets did not experience any major computer problems as the year changed, and few glitches arose elsewhere. What did emerge in the final few days of 1999 were attractively priced, floating-rate securities that offered yields one to two percentage points higher than normal. Purchasing these securities also enhanced the Fund's yield.

Looking Ahead
We expect the FOMC to raise the federal funds rate on several occasions in 2000. Because of the U.S.
presidential election in November, the changes in monetary policy will probably be front-loaded in the first half of the year. We believe tax-exempt money market yields will generally follow the federal funds rate higher, albeit at a slower pace than yields in the taxable money market.

Weighted Average Maturity Compared to the Average
Tax-Free Money Fund
(GRAPH)

Portfolio of Investments as
of December 31, 1999                 PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                Moody's                                 Principal
                                                                Rating         Interest     Maturity     Amount         Value
Description(a)                                                (Unaudited)        Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Alabama--0.4%
Homewood Educ. Bldg. Auth., Samford Univ., F.R.D.D., Ser.
   1999                                                         VMIG1            4.80%        1/03/00   $    800     $    800,000
------------------------------------------------------------------------------------------------------------------------------
Arizona--4.7%
Salt River Proj. Agricultural Impvt. & Pwr., T.E.C.P., Ser.
   80                                                           P-1              3.85         2/10/00      8,500        8,500,000
------------------------------------------------------------------------------------------------------------------------------
Arkansas--1.7%
Arkansas Hosp. Equip. Fin. Auth., AHA Pooled Fin. Prog.,
   F.R.W.D. Ser. 98A                                            A-1+*            5.60         1/05/00      3,000        3,000,000
------------------------------------------------------------------------------------------------------------------------------
Colorado--0.1%
Thornton Colorado Sales & Use Tax Rev., Ser. 99                 Aaa              4.00         3/01/00        250          250,198
------------------------------------------------------------------------------------------------------------------------------
District of Columbia--3.5%
Dist. of Columbia, G.O. Var. Rate, F.R.D.D.,
   Ser. 92A-1                                                   VMIG1            5.15         1/03/00      1,200        1,200,000
   Ser. 92A-2                                                   VMIG1            5.15         1/03/00      3,100        3,100,000
   Ser. 92A-3                                                   VMIG1            5.15         1/03/00      2,000        2,000,000
                                                                                                                     ------------
                                                                                                                        6,300,000
------------------------------------------------------------------------------------------------------------------------------
Florida--4.6%
Jacksonville Elec. Auth. Rev., Muni. Sec. Trust, F.R.W.D.,
   Ser. SGA17                                                   A-1+*            5.85         1/05/00      5,000        5,000,000
Orange & Pasco Cntys. Hlth. Facs. Auth., Adventist Hlth. Sys.
   Sunbelt, F.R.W.D., Ser. 98171                                A-1*             5.71         1/06/00      3,300        3,300,000
                                                                                                                     ------------
                                                                                                                        8,300,000
------------------------------------------------------------------------------------------------------------------------------
Georgia--4.6%
Cobb Cnty. Dev. Auth., Georgia Pwr., Q.T.R.M.T., Ser. 91-1      VMIG1            3.95         2/01/00      8,330        8,330,000
------------------------------------------------------------------------------------------------------------------------------
Hawaii--1.2%
Honolulu City & Cnty., G.O., Ser. 1990-D                        NR               6.90        12/01/00      2,000        2,072,598

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of December 31, 1999                PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Illinois--7.7%
Illinois Hlth. Fac. Auth., Memorial Med Ctr., Ser. 1989         NR               6.50%       10/01/00   $  4,740     $  4,909,100
Illinois Hlth. Fac. Auth.,
   Evanston Hosp. Corp. Proj., A.N.N.M.T., Ser. 92              VMIG1            3.90        10/31/00      3,000        3,000,000
   Evanston Hosp., A.N.N.M.T., Ser. 95                          VMIG1            3.25         2/29/00      5,000        5,000,000
Bear Stearns Muni. Secs. Trust, Chicago O'Hare Int'l Airport,
   A.M.T.,
   Ser. 99-83                                                   A-1+*            5.87         1/05/00      1,000        1,000,000
                                                                                                                     ------------
                                                                                                                       13,909,100
------------------------------------------------------------------------------------------------------------------------------
Indiana--3.4%
Indiana St. Dev. Fin. Auth. Rev., Edl. Facs., Covenant
   Christian H.S., F.R.W.D., Ser. 96                            NR               5.65         1/06/00      5,000        5,000,000
South Bend Eco. Dev. Rev., Dynamic R.E.H.C. Inc., F.R.W.D.,
   A.M.T.,
   Ser. 99                                                      NR               5.60         1/05/00      1,195        1,195,000
                                                                                                                     ------------
                                                                                                                        6,195,000
------------------------------------------------------------------------------------------------------------------------------
Kansas--1.4%
Kansas Dev. Fin. Auth., Dept. of Comm. & Hsg. Impact, Ser. 99   NR               4.00         6/01/00      2,470        2,472,442
------------------------------------------------------------------------------------------------------------------------------
Louisiana--0.7%
Plaquemines Parish, British Petroleum, F.R.D.D., A.M.T., Ser.
   95                                                           P-1              5.35         1/03/00      1,200        1,200,000
------------------------------------------------------------------------------------------------------------------------------
Maryland--1.2%
Anne Arundel Cnty., Baltimore Gas & Elec., A.N.N.M.T., Ser.
   84                                                           VMIG1            3.52         7/01/00      2,210        2,210,000
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--3.3%
Mass. St. Hsg. Fin. Agcy., Single Fam. Hsg. Notes, A.M.T.,
   Ser. A                                                       MIG1             3.60         6/01/00      1,000        1,000,928
Mass. St. Wtr Poll. Abatement Tr., New Bedford Loan Prog.,
   Ser. 96A                                                     NR               5.75         2/01/00        955          956,967
Mass. St. Hlth. & Edl. Facs. Auth. Rev., Boston Univ., Ser.
   85H, F.R.W.D.                                                VMIG1            5.35         1/05/00      3,000        3,000,000
Mass. St. Wtr. Res. Auth., Gen. Rev. Bonds, Ser. 90A            NR               7.625        4/01/00      1,000        1,030,629
                                                                                                                     ------------
                                                                                                                        5,988,524
------------------------------------------------------------------------------------------------------------------------------
Michigan--2.9%
Michigan Muni. Bond Auth., Rev. Notes, Ser. 99B-1               SP-1+*           4.25         8/25/00      3,500        3,514,204
Michigan St. Hsg. Dev. Auth., Rental Hsg. Rev., Ser. 92A        NR               5.80         4/01/00      1,680        1,689,131
                                                                                                                     ------------
                                                                                                                        5,203,335

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as
of December 31, 1999                PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Minnesota--4.7%
Bloomington Comm. Dev. Rev., 94th Str. Proj., F.R.W.D.,
   Ser. 85                                                      A-1+*            5.50%        1/07/00   $  4,945     $  4,945,000
St Paul Hsg. Redev. Auth., Heating Rev., F.R.W.D., Ser. 99D     A-1+*            5.50         1/07/00      3,500        3,500,000
                                                                                                                     ------------
                                                                                                                        8,445,000
------------------------------------------------------------------------------------------------------------------------------
Mississipi--3.0%
Mississippi Hsg. Fin. Corp., Single. Fam. Mtg. Rev.,
   F.R.W.D., Ser. 88                                            A-1+*            5.55         1/06/00      5,340        5,340,000
------------------------------------------------------------------------------------------------------------------------------
Missouri--0.6%
Branson, Tax Increment-Street Imprv., Ser. 96                   NR               4.65        12/01/00      1,000        1,005,776
------------------------------------------------------------------------------------------------------------------------------
New Hampshire--6.1%
New Hampshire Bus. Fin. Auth.,
   New England Pwr. Co. Proj., T.E.C.P., Ser. 90A, A.M.T.       P-1              3.90         2/15/00      2,000        2,000,000
   New England Pwr. Co. Proj., T.E.C.P., Ser. 90B               VMIG1            3.90         1/27/00      6,500        6,500,000
   Luminescent Systems, F.R.W.D., A.M.T., Ser. 98               A-1*             5.65         1/05/00      2,450        2,450,000
                                                                                                                     ------------
                                                                                                                       10,950,000
------------------------------------------------------------------------------------------------------------------------------
New York--5.4%
Hempstead Ind. Dev., American Ref. Fuel, F.R.W.D., Ser. 99      A-1*             5.80         1/05/00      3,700        3,700,000
New York St. Local Govt. Asst. Corp., SGA Ref. Bonds,
   F.R.D.D.,
   Ser. SGA59                                                   A-1+*            4.90         1/03/00      3,500        3,500,000
Niagara Cnty. NY Ind. Dev. Agcy., Solid Waste Disposal Rev.,
   American Ref. Fuel, F.R.W.D., A.M.T., Ser. 94C               P-1              6.50         1/05/00      2,500        2,500,000
                                                                                                                     ------------
                                                                                                                        9,700,000
------------------------------------------------------------------------------------------------------------------------------
Ohio--6.4%
Dublin City, Transp. Sys., Ser. 99                              NR               4.10         6/16/00      4,743        4,751,007
East Lake Dev., Astro Model Corp., F.R.W.D., A.M.T., Ser. 96    NR               5.60         1/06/00      2,800        2,800,000
Ohio Hsg. Fin. Agcy.,
   Residential Mtg., A.M.T., Ser. 117(d)                        A-1+*            3.90         7/20/00      1,000        1,000,000
   Multifamily Hsg. Ref., F.R.W.D., Ser. B                      A-1+*            5.50         1/07/00      3,000        3,000,000
                                                                                                                     ------------
                                                                                                                       11,551,007
------------------------------------------------------------------------------------------------------------------------------
Oklahoma--2.2%
Morgan Keegan Var. Trust, 10 Willmington Pl. Prog., Tulsa Co.
   Hsg. Fin. Auth., F.R.W.D. A.M.T., Ser. 99E                   A-1+*            5.76         1/06/00      2,000        2,000,000
Tulsa Pkg. Auth., Williams Ctr. Proj., S.E.M.M.T., Ser. 87A     VMIG1            3.90         5/15/00      2,000        2,000,000
                                                                                                                     ------------
                                                                                                                        4,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as
of December 31, 1999                 PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Oregon--2.0%
Oregon Hsg. & Comm. Serv. Dept., Mtge. Rev. Bonds,
   Single Family Mtge., A.M.T., Ser. 99D                        MIG1             3.20%        4/13/00   $  1,500     $  1,500,000
   Single Family Mtge., Ser. 99G                                MIG1             3.45         6/29/00      2,000        2,000,000
                                                                                                                     ------------
                                                                                                                        3,500,000
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--5.0%
Allegheny Cnty., Greater Pitt. Int'l Airport, Ser. 90A          Aaa              7.05         1/01/00      1,000        1,000,000
Lancaster Cnty. Hosp. Auth., Luthercare Proj., F.R.W.D. Ser.
   99                                                           A-1*             5.75         1/06/00      6,500        6,500,000
Temple Univ., Univ. Funding Notes, Ser. 1999                    MIG1             3.15         5/12/00      1,500        1,500,000
                                                                                                                     ------------
                                                                                                                        9,000,000
------------------------------------------------------------------------------------------------------------------------------
South Dakota--1.9%
South Dakota Hsg. Dev. Auth., Homeownership Mtg., Ser. 99-J     MIG1             3.75         9/28/00      2,025        2,025,000
South Dakota Hsg. Dev. Auth., Hsg. Dev. Rev., F.R.W.D., Ser.
   98                                                           NR               5.70         1/06/00      1,350        1,350,000
                                                                                                                     ------------
                                                                                                                        3,375,000
------------------------------------------------------------------------------------------------------------------------------
Texas--9.2%
Guadalupe Blanco River Auth., BOC Group Inc., F.R.W.D., Ser.
   1993                                                         CPS1             4.00         1/06/00      3,800        3,800,000
Gulf Coast Waste Disp. Auth. Env. Fac. Rev., F.R.D.D.
   Amoco Oil Co., Ser. 96, A.M.T.                               P-1              5.35         1/03/00      1,400        1,400,000
   Amoco Oil Co. Proj., Ser. 98, A.M.T.                         VMIGI            5.35         1/03/00      1,200        1,200,000
   Bayer Corp. Ser. 97, A.M.T.                                  P-1              5.40         1/03/00      1,800        1,800,000
Houston, T.E.C.P.,
   Ser. B                                                       P-1              3.80         1/21/00      3,000        3,000,000
   Ser. A                                                       P-1              3.90         1/25/00      2,400        2,400,000
San Antonio Elec. & Gas Rev., Munic. Secs. Trust Rcpts.,
   F.R.W.D.,
   Ser. SGA48                                                   A-1+*            5.85         1/05/00      3,000        3,000,000
                                                                                                                     ------------
                                                                                                                       16,600,000
------------------------------------------------------------------------------------------------------------------------------
Virginia--3.8%
Fairfax Cnty. Econ Dev. Auth., LEHM-Resource Recovery,
   Q.T.R.O.T.S., A.M.T., Ser. 99A15(d)                          VMIG1            3.95         2/01/00      4,000        4,000,000
Southampton Cnty. Ind. Dev. Auth., Hadson Pwr. Proj.,
   F.R.D.D., A.M.T., Ser. 90A                                   VMIG1            5.45         1/03/00      2,800        2,800,000
                                                                                                                     ------------
                                                                                                                        6,800,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as
of December 31, 1999                PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description(a)                                                  (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Wisconsin--8.7%
Franklin Public School Dist.                                    NR               4.00%        8/30/00   $  5,400     $  5,409,314
Wausau School Dist.                                             NR               4.10         9/22/00      2,000        2,005,024
Whitewater Ind. Dev. Rev., Trek Bicycle, F.R.W.D., A.M.T.,
   Ser. 95                                                      NR               5.70         1/06/00      3,840        3,840,000
Wisconsin Hsg. & Econ. Dev. Auth., Home Ownership Rev.,
   A.N.N.O.T., Ser. 122(d)                                      VMIG1            3.90        10/05/00      1,300        1,300,000
Wisconsin St. Hlth. & Ed. Fac. Auth., SSM Health Care,
   T.E.C.P.,
   Ser. 98B                                                     A-1+*            3.65         2/16/00      3,000        3,000,000
                                                                                                                     ------------
                                                                                                                       15,554,338
Total Investments--100.4%
(cost $180,552,318(c))                                                                                                180,552,318
Liabilities in excess of other assets--(0.4)%                                                                            (665,361)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $179,886,957
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Alternate Minimum Tax
    A.N.N.M.T.--Annual Mandatory Tender(b)
    A.N.N.O.T.--Annual Optional Tender(b)
    F.R.D.D.--Floating Rate (Daily) Demand Note(b)
    F.R.W.D.--Floating Rate (Weekly) Demand Note(b)
    G.O.--General Obligation
    Q.T.R.M.T.--Quarterly Tax and Reserve Mandatory Tender(b) Q.T.R.O.T.S.--Quarterly Synthetic Optional Tender(b)
    S.E.M.M.T.--Semi-Annual Mandatory Tender(b)
    T.E.C.P.--Tax-Exempt Commercial Paper
(b) For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) The cost basis for federal income tax purposes is substantially the same as that used for financial reporting purposes.
(d) Indicates a restricted security; the aggregate cost of such securities is $6,300,000 which represents approximately 3.5% of net assets.
 * Standard & Poor's Rating.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard and Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Statement of Assets and Liabilities         PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                        December 31, 1999
                                                                                                              -----------------
Investments, at amortized cost which approximates market value..........................................        $ 180,552,318
Cash....................................................................................................               94,526
Receivable for Fund shares sold.........................................................................            3,625,664
Interest receivable.....................................................................................            1,459,269
Prepaid expenses........................................................................................                7,270
                                                                                                              -----------------
   Total assets.........................................................................................          185,739,047
                                                                                                              -----------------
Liabilities
Payable for Investments purchased.......................................................................            3,827,042
Payable for Fund shares reacquired......................................................................            1,688,085
Accrued expenses........................................................................................              156,382
Dividends payable.......................................................................................               89,213
Management fee payable..................................................................................               80,492
Distribution fee payable................................................................................               10,876
                                                                                                              -----------------
   Total liabilities....................................................................................            5,852,090
                                                                                                              -----------------
Net Assets..............................................................................................        $ 179,886,957
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common Stock, $.01 par value.........................................................................        $   1,799,812
   Paid-in capital in excess of par.....................................................................          178,087,145
                                                                                                              -----------------
Net assets, December 31, 1999...........................................................................        $ 179,886,957
                                                                                                              -----------------
                                                                                                              -----------------
Net asset value, offering price and redemption price
   per share ($179,886,957 / 179,981,236 shares)........................................................                  $1.00
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1999
Income
   Interest..............................      $ 6,726,641
                                            -----------------
Expenses
   Management fee........................        1,013,590
   Distribution fee......................          253,397
   Transfer agent's fees and expenses....          160,000
   Custodian's fees and expenses.........           63,000
   Registration fees.....................           54,000
   Reports to shareholders...............           45,000
   Audit fee and expenses................           26,000
   Legal fees and expenses...............           15,000
   Directors' fees and expenses..........           11,000
   Miscellaneous.........................            4,275
                                            -----------------
      Total expenses.....................        1,645,262
   Less: custodian fee credit............          (15,728)
                                            -----------------
      Net expenses.......................        1,629,534
                                            -----------------
Net investment income....................        5,097,107
                                            -----------------
Realized Gain on Investments
Net realized gain on investment
   transactions..........................                3
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $ 5,097,110
                                            -----------------
                                            -----------------

PRUDENTIAL TAX-FREE MONEY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                           1999            1998
Operations
   Net investment income..........  $  5,097,107    $  7,783,907
   Net realized gain on investment
      transactions................             3          10,290
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...     5,097,110       7,794,197
                                    ------------    ------------
Dividends and distributions to
   shareholders...................    (5,097,110)     (7,794,197)
                                    ------------    ------------
Fund share transactions
   (at $1 per share)
   Proceeds from shares sold......   604,058,962     776,364,363
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     4,896,169       7,493,041
   Cost of shares reacquired......  (628,233,381)   (914,504,317)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (19,278,250)   (130,646,913)
                                    ------------    ------------
Total decrease....................   (19,278,250)   (130,646,913)
Net Assets
Beginning of year.................   199,165,207     329,812,120
                                    ------------    ------------
End of year.......................  $179,886,957    $199,165,207
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Notes to Financial Statements               PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
Prudential Tax-Free Money Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to attain the highest level of current income that is exempt from federal income taxes, consistent with liquidity and preservation of capital. The Fund will invest in short-term tax-exempt debt securities of state and local governments. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on an identified cost basis. Interest income is recorded on an accrual basis. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. For this reason, no federal income tax provision is required.

Dividends: The Fund declares dividends daily from net investment income and net realized gains, if any. Payment of dividends is made monthly.

Custody Fee Credits: The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $750 million,
 .425 of 1% of the next $750 million of average daily net assets and .375 of 1% of average daily net assets in excess of $1.5 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). The Fund compensates PIMS for distributing and servicing the Fund's shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the Fund's average daily net assets. The distribution fee is accrued daily and payable monthly.

PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1999, the Fund incurred fees of approximately $144,800 for the services of PMFS. As of December 31, 1999, approximately $10,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
                                       10

Financial Highlights                        PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                      ------------------------------------------------------------
                                                                        1999         1998         1997         1996         1995
                                                                      --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and realized gains...........................       .025         .028         .030         .028         .031
Dividends and distributions to shareholders........................      (.025)       (.028)       (.030)       (.028)       (.031)
                                                                      --------     --------     --------     --------     --------
Net asset value, end of year.......................................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                      --------     --------     --------     --------     --------
                                                                      --------     --------     --------     --------     --------
TOTAL RETURN(a):...................................................       2.56%        2.83%        3.00%        2.84%        3.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................................   $179,887     $199,165     $329,812     $333,808     $387,651
Average net assets (000)...........................................   $202,718     $277,839     $339,825     $403,230     $470,370
Ratios to average net assets:
   Expenses, including distribution fee............................        .81%         .80%         .78%         .80%         .85%
   Expenses, excluding distribution fee............................        .69%         .68%         .66%         .67%         .72%
   Net investment income...........................................       2.51%        2.80%        2.97%        2.83%        3.14%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Report of Independent Accountants           PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Tax-Free Money Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Tax-Free Money Fund, Inc. (the 'Fund') at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 14, 2000

Tax Information (Unaudited)                 PRUDENTIAL TAX-FREE MONEY FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1999) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 1999, dividends paid from net investment income of $.025 were all federally tax-exempt interest dividends.

Information with respect to the state taxability of your investment in the Fund was sent to you under separate cover.
--------------------------------------------------------------------------------
                                       12

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials-- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price.
An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio
Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period.
It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

The Prudential Mutual Fund Family

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
   Small Capitalization Growth Fund
   Small Capitalization Value Fund
Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
   Prudential Developing Markets Equity Fund
   Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Global Utility Fund, Inc.

Target Funds
   International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
   Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
   Income Portfolio

Target Funds
   Total Return Bond Fund
Tax-Exempt Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
   Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series

Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852

visit our website at www.prudential.com

Fund Symbol            CUSIP
                     74436P103

Directors
Delayne Dedrick Gold
Robert F. Gunia
Robert E. LaBlanc
David R. Odenath, Jr.
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Robert C. Rosselot, Secretary
Stephen M. Ungerman, Assistant Treasurer

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(ICON) Printed on Recycled Paper

Fund Symbol       CUSIP
                74436P103

visit our website at www.prudential.com

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

MF103E          (ICON)  Printed on Recycled Paper